UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2025 (January 24, 2025)
LOGILITY SUPPLY CHAIN SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 0-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

 470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
Common Stock	LGTY	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01 OTHER EVENTS.

On January 24, 2025, Logility Supply Chain Solutions, Inc. (“Logility” or the “Company”) issued a press release announcing that the Company has entered into a definitive agreement to be acquired by Aptean, Inc. (“Aptean”). Pursuant to, and subject to the terms and conditions of, the definitive agreement, Aptean will acquire all of the outstanding shares of common stock of the Company for $14.30 per share in an all-cash transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Statements in this communication that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” "believe," “continue,” “could,” "expect," "may," "should," "intend," "seek," "estimate," "plan," "target," "project," "likely," "will," "future" or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction, including obtaining approval of Logility’s shareholders, on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or clients, or potential diminished productivity due to the impact of the proposed transaction on the Company's current and prospective employees, key management, clients and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the ability to successfully integrate operations and employees and to realize anticipated benefits and synergies of the proposed transaction as rapidly or to the extent anticipated; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which Logility and Aptean operate; and (xii) the other risks and uncertainties discussed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and in other documents that the Company subsequently files from time to time with the SEC. Statements in this communication that are "forward-looking" include, without limitation, statements about Aptean’s proposed transaction to acquire Logility (including the anticipated benefits, synergies, opportunities, results, effects and timing of the proposed transaction). You are cautioned not to place undue reliance on these forward‑looking statements, which speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Aptean. The Company expects to announce a special meeting of shareholders as soon as practicable to obtain shareholder approval of the transaction. In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed or furnished by the Company with the SEC at the SEC's website at www.sec.gov, at the Company's website at www.logility.com or by sending a written request to the Company in care of the Secretary, at Logility Supply Chain Solutions, Inc., 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305. This communication is not a substitute for the definitive proxy statement or any other document that may be filed or furnished by the Company with the SEC.

Participants in the Merger Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of shareholders. Information regarding the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on July 8, 2024 in connection with its 2024 annual meeting of shareholders, under the sections titled “Proposal 1: Election of Directors,” “Executive Compensation,” “Fiscal 2024 Executive Compensation,” “Director Compensation” and “Security Ownership of Management and Certain Beneficial Owners and Management.” To the extent the security holdings of Logility’s directors and executive officers have changed since the amounts described in the Company’s 2024 proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed transaction and other relevant materials to be filed or furnished with the SEC when they become available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Logility Supply Chain Solutions, Inc., January 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2025		LOGILITY SUPPLY CHAIN SOLUTIONS, INC.

(Registrant)

	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer

Aptean Enters into Definitive Agreement to Acquire Logility

Aptean to acquire all outstanding shares of Logility for $14.30 per share in cash

ALPHARETTA, GEORGIA; ATLANTA, GEORGIA; JANUARY 24, 2025 – Today, Aptean, a global provider of mission-critical enterprise software solutions backed by TA Associates (“TA”), Insight Partners, Charlesbank Capital Partners (“Charlesbank”), and Clearlake Capital Group, L.P. (“Clearlake”), announced that it has entered into a definitive agreement to acquire Logility Supply Chain Solutions, Inc. (Nasdaq: LGTY) (“Logility” or the “Company”), a leader in AI-first supply chain management software.
Under the terms of the agreement, Aptean will acquire all of Logility’s outstanding common stock for $14.30 per share in an all-cash transaction. The per share purchase price represents a 27.0% premium to the January 23, 2025 Logility closing share price and a 28.4% premium to the 30-day volume-weighted average share price as of that date. In addition, the per share purchase price represents a 30.1% premium to the unaffected Logility closing share price on Friday, December 6, 2024, prior to 2717 Partners’ public letter on December 9, 2024, calling for Logility to review strategic alternatives, and a 34.1% premium to the 30-day volume-weighted average share price as of that date.
Headquartered in Atlanta, Georgia, Logility provides AI-powered, advanced supply chain planning solutions designed to optimize inventory, improve demand forecasting, and streamline production planning. Logility delivers a comprehensive suite of solutions including demand planning, inventory and supply optimization, manufacturing operations, network design, and vendor and sourcing management. Logility’s solutions are used by over 500 clients in more than 80 countries, spanning the consumer durable goods, apparel/accessories, food and beverage, industrial manufacturing, fast moving consumer goods, wholesale distribution, and chemicals verticals.
“Logility possesses years of experience helping global organizations design, build, and manage their supply chains” said Aptean’s CEO, TVN Reddy. “The Logility platform delivers a mission-critical suite of AI-powered supply chain planning solutions designed to address even the most complex requirements. We look forward to welcoming Logility’s loyal customers and experienced team to Aptean.”
“Since TA’s initial investment in 2019, Aptean has continued to be a leader in innovation for its manufacturing and supply chain clients around the globe. We believe that integrating their complementary solution suites will enable Aptean and Logility to further innovate and enhance their offerings, strengthening their shared commitment to driving client success. We are excited to see the potential this partnership can unlock,” said Hythem T. El-Nazer, Co-Managing Partner at TA.
"We are pleased to announce this transaction with Aptean, which will deliver significant and immediate value to our shareholders," said James B. Miller, Jr., Chairman of Logility’s Board of Directors. "Our Board has consistently evaluated the Company's standalone plan against other strategic opportunities. With the assistance of our financial and legal advisors, the Board conducted a thorough and fulsome auction process commencing late in the summer of 2024. As a result of this process, we unanimously determined that a sale to Aptean represented the best way to maximize shareholder value while also ensuring the Company remains well-positioned to continue providing innovative and leading solutions to clients."

“Aptean’s acquisition of Logility represents a new and exciting chapter for our Company,” said Allan Dow, President & CEO of Logility. “Logility’s mission is to help organizations build sustainable, profitable supply chains that improve people’s lives and the world we live in. We look forward to continuing to provide AI-first solutions to our strong client base alongside Aptean, which has an impressive track record of helping manufacturers and distributors thrive. We believe this transaction is a great outcome for our clients, Company and shareholders and will help Logility achieve its long-term potential.”
Strategic and Financial Benefits
•Enhanced Focus: By becoming part of Aptean, a privately held company with strong investor backing, Logility will be able to better focus on its long-term strategy without the additional considerations and costs required of a public company.
•Access to Resources: Aptean will provide Logility access to resources that can help accelerate growth and drive strategy execution.
•Enhanced Combined Offerings: Both organizations offer complementary leading-quality solution suites with a proven track record of making clients successful. Working alongside each other, the integration of Logility’s and Aptean’s complementary technologies will result in enhanced combined offerings for clients.
•Shareholder and Client Value: The definitive agreement reflects Logility’s commitment to maximizing shareholder value and provides a foundation for Logility to continue making its clients more successful in the future.
Transaction Details
The transaction is expected to close in the second quarter of 2025, subject to customary closing conditions, including approval of the transaction by Logility’s shareholders and receipt of regulatory approvals. The Logility Board of Directors unanimously approved the definitive agreement and recommends that Logility’s shareholders vote in favor of the transaction. The transaction is not subject to a financing condition.
Upon completion of the transaction, Logility will become part of a privately held company, and its shares of common stock will no longer be listed on The Nasdaq Global Select Market or any other public market.
Advisors
Lazard is serving as financial advisor to Logility, and Jones Day is serving as legal counsel.
Orrick is serving as legal counsel to Aptean.
About Logility
Logility is a leading provider of AI-first supply chain management solutions engineered to help organizations build sustainable digital supply chains that improve people’s lives and the world we live in. The company’s approach is designed to reimagine supply chain planning by shifting away from traditional “what happened” processes to an AI-driven strategy that combines the power of humans and machines to predict and be ready for what’s coming. Logility’s fully integrated, end-to-end platform helps clients know faster, turn uncertainty into opportunity, and transform supply chain from a cost center to an engine for growth. With over 500 clients in 80 countries, the company is headquartered in Atlanta, GA. Learn more at www.logility.com.
About Aptean
Aptean is a global provider of industry-specific software that helps manufacturers and distributors effectively run and grow their businesses. Aptean’s solutions and services help businesses of all sizes to be Ready for What’s Next, Now®. Aptean is headquartered in Alpharetta, Georgia and has offices in North America, Europe and Asia-Pacific. To learn more about Aptean and the markets we serve, visit www.aptean.com.

Aptean and Ready for What’s Next, Now are Registered Trademarks of Aptean, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.
About TA Associates
TA Associates (“TA”) is a leading global private equity firm focused on scaling growth in profitable companies. Since 1968, TA has invested in more than 560 companies across its five target industries – technology, healthcare, financial services, consumer and business services. Leveraging its deep industry expertise and strategic resources, TA collaborates with management teams worldwide to help high-quality companies deliver lasting value. The ﬁrm has raised $65 billion in capital to date and has over 160 investment professionals across oﬃces in Boston, Menlo Park, Austin, London, Mumbai and Hong Kong.
About Insight Partners
Insight Partners is a global software investor partnering with high-growth technology, software, and Internet startup and ScaleUp companies that are driving transformative change in their industries. As of September 30, 2024, the firm has over $90B in regulatory assets under management. Insight Partners has invested in more than 800 companies worldwide and has seen over 55 portfolio companies achieve an IPO. Headquartered in New York City, Insight has offices in London, Tel Aviv, and the Bay Area. Insight's mission is to find, fund, and work successfully with visionary executives, providing them with tailored, hands-on software expertise along their growth journey, from their first investment to IPO. For more information on Insight and all its investments, visit insightpartners.com or follow us on X @insightpartners.
About Charlesbank Capital Partners
Based in Boston and New York, Charlesbank Capital Partners is a middle-market private investment firm with approximately $19 billion of assets under management as of 9/30/24. Charlesbank focuses on management-led buyouts, growth capital financings, opportunistic credit, and technology investments. The firm seeks to invest in companies with sustainable competitive advantage and excellent prospects for growth. For more information, please visit www.charlesbank.com.
About Clearlake
Founded in 2006, Clearlake is an investment firm operating integrated businesses across private equity, credit, and other related strategies. With a sector-focused approach, the firm seeks to partner with experienced management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials, and consumer. Clearlake currently has over $85 billion of assets under management, and its senior investment principals have led or co-led over 400 investments. The firm is headquartered in Santa Monica, CA with affiliates in Dallas, TX, London, UK, Dublin, Ireland, Singapore, and Abu Dhabi, UAE. Learn more at www.clearlake.com.
Forward-Looking Statements
Statements in this news release that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” "believe," “continue,” “could,” "expect," "may," "should," "intend," "seek," "estimate," "plan," "target," "project," "likely," "will," "future" or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction, including obtaining approval of Logility’s shareholders, on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or clients, or potential diminished productivity due to the impact of the proposed transaction on the Company's current and prospective employees, key management, clients and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the ability to successfully integrate operations and employees and to realize anticipated benefits and synergies of the proposed transaction as rapidly or to the extent anticipated; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which Logility and Aptean operate; and (xii) the other risks and uncertainties discussed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and in other documents that the Company subsequently files from time to time with the SEC. Statements in this news release that are "forward-looking" include, without limitation, statements about Aptean’s proposed transaction to acquire Logility (including the anticipated benefits, synergies, opportunities, results, effects and timing of the proposed transaction). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this news release.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Aptean. The Company expects to announce a special meeting of shareholders as soon as practicable to obtain shareholder approval of the transaction. In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed or furnished by the Company with the SEC at the SEC's website at www.sec.gov, at the Company's website at www.logility.com or by sending a written request to the Company in care of the Secretary, at Logility Supply Chain Solutions, Inc., 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305. This news release is not a substitute for the definitive proxy statement or any other document that may be filed or furnished by the Company with the SEC.
Participants in the Merger Solicitation
The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of shareholders. Information regarding the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on July 8, 2024 in connection with its 2024 annual meeting of shareholders, under the sections titled “Proposal 1: Election of Directors,” “Executive Compensation,” “Fiscal 2024 Executive Compensation,” “Director Compensation” and “Security Ownership of Management and Certain Beneficial Owners and Management.” To the extent the security holdings of Logility’s directors and executive officers have changed since the amounts described in the Company’s 2024 proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed transaction and other relevant materials to be filed or furnished with the SEC when they become available.
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For Media Inquiries Please Contact:
Press@logility.com
MediaRelations@aptean.com